Rule 497(e)
File No. 333-11493


The Schwab Fixed Annuity(tm)
Issued by
Great-West Life & Annuity Insurance Company

February 21, 1997


On page i of the prospectus insert at the end of the second paragraph:

"This Contract may not be available in all states."

On page 1 of the prospectus insert at the end of the first paragraph:

"The Contract may not be available in all states or jurisdictions. Please consult with your representative or call the Schwab Annuity Service Center for more information."

On page 3 of the prospectus:

Under the Heading Guarantee Period Fund replace the fourth paragraph with the following:

"As of the date of this Prospectus, Guarantee Periods with annual durations of 1 to 10 years are offered only in those states where the Contract is available. The Guarantee Periods may be changed in the future; however, any such modification will not have an impact on any Guarantee Period then in effect."
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